UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013 (May 6, 2013)

Prospect Capital Corporation

(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 44th Floor, New York, New York 10016

(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On May 6, 2013, the registrant issued a press release announcing its financial results for the quarter ended March 31, 2013. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

On May 6, 2013, the registrant issued a press release, included herewith as Exhibit 99.2, announcing the declaration of monthly cash distributions to shareholders in the following amounts and with the following record and payment dates:

11.0125 cents per share for May 2013 (record date of May 31, 2013 and payment date of June 20, 2013);

11.0150 cents per share for June 2013 (record date of June 28, 2013 and payment date of July 18, 2013);

11.0175 cents per share for July 2013 (record date of July 31, 2013 and payment date of August 22, 2013); and

11.0200 cents per share for August 2013 (record date of August 30, 2013 and payment date of September 19, 2013).

The information disclosed under this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1                           Press Release, dated May 6, 2013

99.2                           Press Release, dated May 6, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By.	/s/ M. Grier Eliasek
Name:	M. Grier Eliasek
Title:	Chief Operating Officer

Date:  May 8, 2013

Index to Exhibits

Exhibit Number	Description
99.1	Press Release, dated May 6, 2013
99.2	Press Release, dated May 6, 2013